FOR IMMEDIATE RELEASE                         Exhibit 99.1

COMPANY CONTACT:

Robert L. LaPenta, Jr.
Vice President - Chief Accounting Officer and Treasurer
(609) 387-7800 ext. 1216

Burlington Coat Factory Third Quarter Results Conference Call

BURLINGTON, April 16, 2007 - Burlington Coat Factory Investments Holdings, Inc. and its operating subsidiaries (the “Company”), a nationwide retailer based in Burlington, New Jersey, will hold a conference call on Wednesday, April 18, 2007 at 10:00 a.m. ET to discuss the Company’s third quarter results. To participate in the call, please dial 800-729-6173. This conference call will be recorded and available for replay beginning April 18, 2007 at 12:00 p.m. ET and will be available through April 19, 2007 at 12:00 p.m. ET. To access the replay, please dial 1-402-977-9140 or 1-800-633-8284, then enter the reservation number 21336314.